SETTLEMENT AGREEMENT AND MUTUAL RELEASE

     THIS SETTLEMENT AGREEMENT AND MUTUAL RELEASE (this “Settlement Agreement”) is made this 18th day of January, 2001, but is effective as of December 31, 2000, by and among EarthShell Corporation (hereinafter called “EarthShell”), CH2M Hill Industrial Design Corporation, IDC Construction Management, Inc. and the business unit known as The Food Group (hereinafter collectively called “IDC”). EarthShell and IDC are referred to hereinafter as the “Parties.”

INTRODUCTORY STATEMENT

     Pursuant to a Design, Procurement and Construction Management Service Agreement dated May 13, 1998, as amended through the date hereof (the “Agreement”), the Parties, along with Sweetheart Cup Company Inc. (hereinafter called “Sweetheart”), entered into a contract by the terms of which IDC was to provide certain specified services with regard to certain renovations to a facility owned by Sweetheart at Owings Mills Maryland and with regard to process equipment installation at the Owings Mills facility (collectively, the “Project”); and EarthShell was to make certain payments to IDC in consideration of all such services. Thereafter, IDC provided those certain specified services as contemplated by the Agreement. Certain disputes regarding the performance obligations of IDC and the payment obligations of EarthShell pursuant to the Agreement have arisen. The Parties have agreed to settle and resolve those disputes in accordance with the terms of this Settlement Agreement.

     Now, therefore, in consideration of the mutual covenants set forth herein, the Parties agree as follows:

     1.      Release by EarthShell. EarthShell does hereby release and forever discharge IDC and its individual corporations and business units including, IDC Construction Management, Inc., CH2M Industrial Design Corporation, The Food Group and their agents, servants, representatives, officers, directors, subsidiaries and affiliated entities from all claims, demands, actions and causes of action, including claims for indemnity or contribution, relating directly or indirectly to the Agreement or to the performance by IDC of the services or obligations required of IDC pursuant to the Agreement. The provisions of this Section 1 are intended to include claims for damages, including claims for patent or latent defects, which are known or unknown or those which have accrued or which may accrue in the future relating to IDC’s performance or non-performance of its services or obligations under the Agreement. It is further understood and agreed that this release includes services which have been performed as well as services, including warranty obligations, which may not have been performed as of the date hereof relating to the Agreement. EarthShell does hereby acknowledge that IDC has no remaining obligations pursuant to the Agreement. This acknowledgement includes any obligations regarding latent defects or warranty obligations.

     2.      Release by IDC. IDC and its individual corporations and business units (collectively, the “IDC Parties,” and individually an “IDC Party”) do hereby release and forever discharge EarthShell and its agents, servants, representatives, employees, officers, directors, subsidiaries and affiliated entities, including, without limitation, Sweetheart, any joint venture formed between Sweetheart and EarthShell, and E. Khashoggi Industries, LLC (collectively, the “EarthShell Parties,” and individually, an “EarthShell Party”), from all claims, demands, actions and causes of action, including claims for indemnity or contribution, relating directly or indirectly to the Agreement or to the performance or non-performance of an EarthShell Party’s obligations under the Agreement, including any payment obligations pursuant to the Agreement. The provisions of this Section 2 are intended to include obligations which have accrued or which may have accrued in the future relating to the Agreement. The provisions of this Section 2 are intended to include claims for damages, including claims for patent or latent defects, which are known or unknown or those which have accrued or which may accrue in the future relating to an EarthShell Party’s performance or non-performance of its services or obligations under the Agreement. IDC, for itself and on behalf of the IDC Parties, does hereby acknowledge that each EarthShell Party has performed all of its obligations, including payment obligations, pursuant to the Agreement and that they have been fully paid for all services or property provided by them.

     3.      No Admission of Liability. Neither the execution of this Settlement Agreement nor any provision or term hereof shall constitute an admission of liability or fault on the part of any party hereto. The Parties acknowledge that this Settlement Agreement and Mutual Release is intended as a settlement of claims made against each other, which claims are denied and disputed by the party against whom made.

     4.      Indemnification.

          a.      Notwithstanding the provisions of Section 2, EarthShell shall fully indemnify the IDC Parties and hold them harmless from and against any and all claims, demands, actions and causes of action which may be asserted or initiated against any of the IDC Parties by reason of any claim, demand, action or cause of action asserted or initiated by EarthShell against the following subcontractors of IDC: Integrated Packaging Systems, Advanced Industrial Systems, Inc., Deca Electric; Goodhart & Sons, Kimball Construction, Burgermeister Bail, Gill-Simpson; Green Construction, M. Nelson Barnes, Stonhard, Grinnell, White Rose Roofing or My Cleaning Service (collectively, the "Subcontractors"), arising from or related to the performance or non-performance by the Subcontractors of their services or obligations under the Agreement or otherwise in respect of the Project through the date of this Agreement.

          b.      Any IDC Party seeking indemnification under this Section 4 shall promptly notify EarthShell in writing of any claim in respect of which it is entitled to be indemnified under this Section 4 (a "Claim"). Such notice shall be given as soon as reasonably practicable after the IDC Party becomes aware of such Claim; provided, however, that failure to give prompt notice shall not adversely affect any claim for indemnification hereunder except to the extent EarthShell's ability to contest any Claim by any third party is materially adversely affected. Such notice shall specify the nature and amount of such Claim (to the extent such amount is then known to such IDC Party at such time and without prejudice to any right such IDC Party may have to thereafter be indemnified in any greater amount) and all material information regarding such Claim which is then known to the IDC Party.

          c.      EarthShell shall have the obligation, at its expense, to contest, defend and litigate, and to control the contest, defense or litigation of, any Claim (collectively "Control Rights"). Except as otherwise provided herein, EarthShell shall not be obligated to reimburse any IDC Party for any legal costs and expenses paid or incurred by such IDC Party in respect of the Claim. If EarthShell reasonably exercises its Control Rights with respect to the relevant Claim in accordance with the provisions of this Section 4 and any IDC Party notifies EarthShell that it thereafter desires to retain separate counsel in order to participate in or proceed independently with such contest, defense or litigation, then such IDC Party may do so at its own expense, except that such IDC Party shall be reimbursed by EarthShell for the reasonable fees and expenses of such counsel incurred by such IDC Party if (i) EarthShell, in its discretion, authorized the employment of such counsel in writing, or (ii) EarthShell does not reasonably exercise its Control Rights, thereby exposing the IDC Party to a greater risk of liability for the Claim that would not be covered by EarthShell's indemnification obligation hereunder. EarthShell shall not, in connection with any one action (or series of related actions), be liable for the reasonable fees and expenses of more than one separate counsel (to be selected by EarthShell) for all such IDC Parties unless EarthShell, in his discretion, authorizes the employment of additional counsel in writing.

          d.      Any IDC Party claiming indemnification hereunder with respect to the compromise or settlement of any Claim shall, as a condition precedent to such indemnification, notify EarthShell in writing of any firm settlement or compromise proposal it receives or intends to make with respect to such Claim prior to accepting or offering such proposal. No IDC Party shall settle or compromise any Claim in respect of which it is entitled to be indemnified by EarthShell hereunder without the prior written consent of EarthShell, which consent may be withheld in EarthShell's sole discretion, as long as EarthShell defends and satisfies the Claims in accordance with the terms of the indemnity obligation under this Section 4.

     5.      Representations and Warranties of IDC. All of the following representations and warranties made by IDC are deemed to be continuing warranties and representations, and shall survive the execution and delivery of this Settlement Agreement. Such representations and warranties and each of them form a principal inducement for EarthShell entering into this Settlement Agreement. IDC hereby represents and warrants as follows:

          a.      This Settlement Agreement has been duly executed and delivered by IDC and is the valid and binding agreement of IDC, enforceable against IDC in accordance with its terms. IDC has the ability to enter into this Settlement Agreement and to consummate the transactions provided for herein.

          b.      No other person is required to consent to IDC's execution and delivery of this Settlement Agreement.

          c.      The execution and delivery of this Settlement Agreement will not result in the breach of any contract, agreement, commitment, indenture, mortgage, pledge agreement, note, bond, license, or other instrument or any obligation to which IDC is now a party, or by which any of the properties or assets of IDC may be bound or affected, or constitute a violation by IDC of any law, rule or regulation, of any administrative agency or governmental body, or any order, writ, injunction or decree of any court, administrative agency, or governmental body.

          d.      None of the representations or warranties of IDC under this Settlement Agreement contains or will contain any untrue statement of a material fact, or omits or will omit any fact necessary to make the statements herein or therein not misleading.

          e.      IDC is the sole beneficial owner of the claims released pursuant to Section 2 and no other person or entity has any ownership or equitable interest therein.

     6.      Representations and Warranties of EarthShell. All of the representations and warranties made by EarthShell are deemed to be continuing warranties and representations and shall survive the execution of this Settlement Agreement. Such representations and warranties and each of them form a principal inducement for IDC entering into this Settlement Agreement. EarthShell hereby represents and warrants as follows:

          a.      This Agreement has been duly executed and delivered by EarthShell and is the valid and binding agreement of EarthShell, enforceable against EarthShell in accordance with its terms. EarthShell has the ability to enter into this Settlement Agreement and to consummate the transactions provided for herein.

          b.      No other person is required to consent to the EarthShell's execution and delivery of this Settlement Agreement.

          c.      The execution and delivery of this Settlement Agreement will not result in the breach of any contract, agreement, commitment, indenture, mortgage, pledge agreement, note, bond, license, or other instrument or any obligation to which EarthShell is now a party, or by which any of the properties or assets of EarthShell may be bound or affected, or constitute a violation by EarthShell of any law, rule or regulation, of any administrative agency or governmental body, or any order, writ, injunction or decree of any court, administrative agency, or governmental body.

          d.      None of the representations or warranties of EarthShell under this Settlement Agreement contains or will contain any untrue statement of a material fact, or omits or will omit any fact necessary to make the statements herein or therein not misleading.

          e.      EarthShell is the sole beneficial owner of the claims released under Section 1 and no other person or entity has any ownership or equitable interest therein.

     7.      Acknowledgment. Each of the Parties to this Settlement Agreement represents and warrants that it has carefully read this Settlement Agreement, that it fully understands its final and binding effect, that it has had an opportunity to consult with an attorney of its own choosing prior to signing this Settlement Agreement, that the person signing this Settlement Agreement on its behalf has the power and authority to execute and deliver this Settlement Agreement on behalf of the party whom he represents, and that he is signing this Settlement Agreement voluntarily and without coercion or duress.

     8.      Indemnity. Each Party hereto does hereby agree to defend, indemnify and hold harmless the other Party from and against any and all costs, damages, claims, liabilities or expenses (including reasonable attorneys’ fees), arising from or resulting from any breach of the Party’s representations, warranties or covenants under this Settlement Agreement.

     9.      Assistance with Document Production. Upon written request of EarthShell, IDC shall assist EarthShell in the production of documents within the possession or control of IDC and shall provide EarthShell access to such personnel as EarthShell shall reasonably request (subject to the reasonable availability of such personnel) to explain, or respond to questions regarding, the documentation requested by EarthShell. In making such a request, EarthShell shall (i) identify specifically the documents or categories of documents being requested, and (ii) deposit the sum of $50,000.00 as a retainer with IDC to compensate it for the time and expense of complying with such requests. Production by IDC shall be within a reasonable time consistent with IDC’s normal project assignments. When document productions have been completed and upon the written request of EarthShell, IDC shall return to EarthShell the unused portion of this retainer.

     10.      Miscellaneous.

          a.      This Settlement Agreement shall be construed in accordance with the laws of the State of Maryland, including questions relating to conflicts of law.

          b.      This Settlement Agreement is the full and integrated understanding among the Parties and is intended to supercede any prior or contemporaneous understandings or agreements.

          c.      All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile or by registered or certified mail, to each other Party as follows:

         If to EarthShell: EarthShell Corporation
                           800 Miramonte Drive
                           Santa Barbara, California 93109
                           Attention:  Scott Houston, Chief Financial Officer
                           Fax:  805-899-3517

         If to IDC:        IDC
                           2020 SW Fourth Avenue, 3rd Floor
                           Portland, Oregon 97201
                           Attention:  Mr. Dennis Carver
                           Fax:  503-224-1494

or to such other address or facsimile number as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

          d.      The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Settlement Agreement.

          e.      Each Party and its counsel has reviewed this Settlement Agreement and any rule of contract interpretation to the effect that ambiguities or uncertainties are to be interpreted against the drafting party or the party who caused it to exist shall not be employed in the interpretation of this Settlement Agreement.

          f.      Each Party shall each promptly sign and deliver all additional documents and instruments and perform all acts reasonably requested of the other Party necessary to perform its obligations and carry out the intent expressed in this Settlement Agreement.

          g.      The failure of any Party to insist upon the strict performance of any of the terms or provisions of this Settlement Agreement, or to exercise any option, right or remedy herein or therein contained, shall not be construed as a waiver or as a relinquishment for the future of such term, provision, option, right or remedy, but the same shall continue and remain in full force and effect. No waiver by any party or any term or provision hereof shall be deemed to have been made unless expressed in writing and signed by such Party.

          h.      In the event that any portion of this Settlement Agreement shall be declared invalid by order or decree of judgment of a court, this Settlement Agreement shall be construed as if such portion had not been inserted herein, except when such construction would constitute a substantial deviation.

          i.      Except as expressly set forth in Sections 1, 2 and 4, or as otherwise expressly provided herein, the agreements and covenants herein are made specifically for the benefit of the parties to this Settlement Agreement and no rights in favor of third parties are created hereunder.

          j.      This Settlement Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

     11.      Nothing contained in this Settlement Agreement is intended to constitute a release or discharge of any of the following persons or entities, none of whom shall be considered as third party beneficiaries to this Settlement Agreement: Kercher Industries, Incorporated; Best Engineering Incorporated; Detroit Tool; SIFCO, Inc.; Nordson Corporation; CBW Automation and Van Dam Machine Corporation.

[SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF THE PARTIES CAUSE THIS SETTLEMENT AGREEMENT TO BE EXECUTED AND MADE EFFECTIVE ON THE DAY, MONTH AND YEAR FIRST SET FORTH ABOVE.

EARTHSHELL CORPORATION                  IDC CONSTRUCTION MANAGEMENT, INC.

By:       /s/ Simon K. Hodson           By:            /s/ Susan D. King
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Name:     Simon K. Hodson               Name:          Susan D. King
       ----------------------------             --------------------

Title:    Chief Executive Officer       Title:         VP, CFO
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Date:     02/07/01                      Date:          2/27/01
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                                        CH2M HILL INDUSTRIAL DESIGN CORPORATION

                                        By:            /s/ Vernon E. Jackson
                                                ----------------------------

                                        Name:          Vernon E. Jackson
                                                ------------------------

                                        Title:         Vice President
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                                        Date:          2/26/01
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